Filed pursuant to Rule 497
File No. 333-204659

Supplement dated October 11, 2016
to
Prospectus dated October 6, 2016

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated October 6, 2016 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

This supplement updates the Prospectus as follows: reflects the Company’s entry into: (i) a conditional income incentive fee waiver agreement with the Advisers and (ii) an amendment to the waiver of administrative expenses with the Advisers.
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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces the third paragraph of the section entitled “Prospectus Summary-Management and Incentive Fee Waiver,” as amended, beginning on page 12 of the Prospectus with the following:

We and our Advisers have entered into two conditional income incentive fee waiver agreements (the “2016 Conditional Income Incentive Fee Waiver Agreements”) on May 9, 2016 and October 7, 2016, respectively, pursuant to which, for a period from January 1, 2016 through September 30, 2016, our Advisers could waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, causes such waiver to be deemed necessary. The 2016 Conditional Income Incentive Fee Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

This supplement replaces the fourth paragraph of the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver,” as amended, beginning on page 105 of the Prospectus with the following:

We and our Advisers have entered into the 2016 Conditional Income Incentive Fee Waiver Agreements, pursuant to which, for a period from January 1, 2016 through September 30, 2016, our Advisers could waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, causes such waiver to be deemed necessary. The 2016 Conditional Income Incentive Fee Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

This supplement replaces the tenth paragraph of the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver,” as amended, beginning on page 105 of the Prospectus with the following:

Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, we are required to pay or reimburse the Advisers for administrative services expenses, which include all costs and expenses related to our day-to-day administration and management of the Company not related to advisory services. The Advisers do not earn any profit under their provision of administrative services to the Company. For the three months ended June 30, 2016 and 2015, the Company incurred and the Advisers waived the reimbursement of administrative services expenses of approximately $574,000 and $480,000, respectively. For the years ended December 31, 2015, 2014 and 2013, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $2.0 million, $1.5 million and $1.0 million, respectively. On May 9, 2016 and October 7, 2016, we and the Advisers agreed to amendments to the 2014 Expense Reimbursement Agreement, which collectively extended the period for waiver of reimbursement of administrative expenses accrued pursuant to the Investment Advisory Agreement and the Sub-Advisory Agreement from January 1, 2016 through December 31, 2016. The waiver of reimbursement of administrative services expenses is not subject to future reimbursement.